LAUDUS TRUST

Laudus Mondrian Funds

Laudus Mondrian Global Government Fixed Income Fund

Supplement dated May 5, 2014, to the Summary Prospectus dated February 28, 2014, as supplemented March 3, 2014; Statutory Prospectus dated July 29, 2013, as supplemented March 3, 2014; and Statement of Additional Information dated July 29, 2013, as supplemented February 28, 2014, and March 3, 2014

Laudus Mondrian International Government Fixed Income Fund

Supplement dated May 5, 2014, to the Summary Prospectus dated February 28, 2014, as supplemented March 3, 2014; Statutory Prospectus dated July 29, 2013, as supplemented March 3, 2014; and Statement of Additional Information dated July 29, 2013, as supplemented February 28, 2014, and March 3, 2014

Laudus Mondrian International Equity Fund

Supplement dated May 5, 2014, to the Summary Prospectus dated February 28, 2014; Statutory Prospectus dated July 29, 2013; and Statement of Additional Information dated July 29, 2013, as supplemented February 28, 2014

Laudus Mondrian Emerging Markets Fund

Supplement dated May 5, 2014, to the Summary Prospectus dated February 28, 2014; Statutory Prospectus dated July 29, 2013; and Statement of Additional Information dated July 29, 2013, as supplemented February 28, 2014

LAUDUS INSTITUTIONAL TRUST

Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional Emerging Markets Fund and

Laudus Mondrian Institutional International Equity Fund

Supplement dated May 5, 2014, to the Summary Prospectus dated February 28, 2014; Statutory Prospectus dated July 29, 2013; and Statement of Additional Information dated July 29, 2013, as supplemented February 28, 2014

This supplement provides new and additional information beyond that contained in each of the above-named Summary, Statutory and Statement of Additional Information and should be read in conjunction with each document.

The “Foreign investment risk” under the “Principal risks” section of each Summary Prospectus and in the “Fund summaries” for each fund of each Statutory Prospectus is deleted and replaced in its entirety with the following:

Foreign investment risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.

The “Foreign investment risk” under the “Principal risks” section for each fund in the “Fund details” of each Statutory Prospectus is deleted and replaced in its entirety with the following:

Foreign investment risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments – U.S. securities, for instance – the performance of a fund that focuses its investment in foreign securities will lag these investments.

The “Foreign Securities” section beginning on page 16 of the Statement of Additional Information for the Laudus Mondrian Funds and on page 13 of the Statement of Additional Information for the Laudus Mondrian Institutional Funds is revised to add the following as the new third paragraph:

In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of a fund’s investments, and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. For example, a fund may be prohibited from investing in securities issued by companies subject to such restrictions. In addition, these restrictions may require a fund to freeze its existing investments in certain foreign securities, which would prohibit the fund from buying, selling, receiving or delivering those securities or other financial instruments. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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